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                                 EXHIBIT 10.2.a


                First Amendment to Investment Advisory Agreement
                   between MorAmerica Capital Corporation and
                    InvestAmerica Investment Advisors, Inc.,
                              dated August 1, 1996



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               FIRST AMENDMENT TO MORAMERICA CAPITAL CORPORATION
                          INVESTMENT ADVISORY AGREEMENT

         THIS FIRST AMENDMENT TO MORAMERICA CAPITAL CORPORATION INVESTMENT ADVISORY AGREEMENT (the "First Amendment"), dated as of August 1, 1996, amends the terms of the MorAmerica Capital Corporation Investment Advisory Agreement (the "Agreement") dated as of October 1, 1994, among MorAmerica Capital Corporation (the "Corporation") and InvestAmerica Investment Advisors, Inc. ("InvestAmerica"). All terms and conditions of the Agreement shall remain in full force and effect except as expressly amended herein. All capitalized terms used but not defined herein shall have their respective meanings set forth in the Agreement.

         WHEREAS, the original term of the Agreement was for two years from the date thereof, through September 30, 1996, subject to annual continuance thereafter in accordance with Section 15 of the Investment Company Act of 1940, as amended, by a majority of the Board of Directors of the Corporation who are not interested persons of InvestAmerica, or by a vote of the holders of a majority of the Corporation's outstanding voting securities;

         WHEREAS, at a meeting duly held on June 12, 1996, a majority of the Board of Directors of the Corporation who are not interested persons of InvestAmerica, having requested from InvestAmerica and received and evaluated such information as deemed reasonably necessary to evaluate the terms of the Agreement, determined that the continuance of the Agreement for an additional one-year term was in the best interests of the Corporation;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto agree as follows:

         Pursuant to Section 7 of the Agreement, the term of the Agreement shall be continued in effect for a one year period from October 1, 1996 through September 30, 1997.

         IN WITNESS WHEREOF, the undersigned have executed this FIRST AMENDMENT TO MORAMERICA CAPITAL CORPORATION INVESTMENT ADVISORY AGREEMENT dated as of August 1, 1996.

                                       MORAMERICA CAPITAL CORPORATION

                                       By /s/ Paul M. Bass, Jr.
                                         ---------------------------------
                                       Paul M. Bass, Jr., Chairman


                                       INVESTAMERICA INVESTMENT
                                       ADVISORS, INC.

                                       By /s/ David R. Schroder
                                         ---------------------------------
                                       David R. Schroder, President